Exhibit 99.1

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Crown Castle International Corp. and its majority and wholly owned subsidiaries (the “Company”), adjusted to give effect to the following transactions:

(1)	the sale of the Company’s UK subsidiary (“CCUK”) and

(2)	the repayment of the Company’s 2000 Credit Facility.

On June 28, 2004, the Company signed a definitive agreement to sell CCUK to an affiliate of National Grid Transco Plc for $2.035 billion in cash. On August 31, 2004, the Company completed the sale of CCUK. In accordance with the terms of the Company’s 2000 Credit Facility, the Company was required to use approximately $1.3 billion of the proceeds from the transaction to fully repay the outstanding borrowings under the 2000 Credit Facility.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the six months ended June 30, 2004 give effect to these transactions as if they had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of June 30, 2004 gives effect to these transactions as if they had been completed as of June 30, 2004. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable.

Included in the notes accompanying the pro forma financial information are tables summarizing the unaudited pro forma results of operations information and balance sheet information for the Company and its subsidiaries that are restricted by covenants in our high yield debt instruments (the “Restricted Group”). These subsidiaries exclude Crown Atlantic and certain investment subsidiaries which are designated as unrestricted subsidiaries under our high yield debt instruments.

The pro forma financial information does not purport to represent what the Company’s results of operations or financial condition would actually have been had these transactions in fact occurred on such dates or to project the Company’s results of operations or financial condition for any future date or period. The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

YEAR ENDED DECEMBER 31, 2003

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for CCUK Sale (a)	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental and broadcast transmission	$786,788	$(310,634)	$—		$476,154
Network services and other	143,560	(71,244)	—		72,316

Total net revenues	930,348	(381,878)	—		548,470

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	307,511	(144,336)	—		163,175
Network services and other	110,268	(63,522)	—		46,746
General and administrative	94,888	(7,827)	—		87,061
Corporate development	5,564	—	—		5,564
Restructuring charges	1,291	—	—		1,291
Asset write-down charges	14,317	—	—		14,317
Non-cash general and administrative compensation charges	20,654	(6,668)	—		13,986
Depreciation, amortization and accretion	324,152	(79,702)	—		244,450

	878,645	(302,055)	—		576,590

Operating income (loss)	51,703	(79,823)	—		(28,120)

Other income (expense):
Interest and other income (expense)	(148,474)	30,015	—		(118,459)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(289,647)	30,813	40,189	(b)	(218,645)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(386,418)	(18,995)	40,189		(365,224)

Provision for income taxes	(7,518)	7,053	—		(465)

Minority interests	(2,394)	—	—		(2,394)

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(396,330)	$(11,942)	$40,189		$(368,083)

Per common share – basic and diluted:
Loss from continuing operations before cumulative effect of change in accounting principle	$(2.08)				$(1.95	)(c)

Common shares outstanding – basic and diluted (in thousands)	216,947				216,947

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

SIX MONTHS ENDED JUNE 30, 2004

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental	$260,332	$—		$260,332
Network services and other	33,216	—		33,216

Total net revenues	293,548	—		293,548

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	82,778	—		82,778
Network services and other	23,268	—		23,268
General and administrative	44,295	—		44,295
Corporate development	810	—		810
Restructuring charges (credits)	(33)	—		(33)
Asset write-down charges	3,816	—		3,816
Non-cash general and administrative compensation charges	8,418	—		8,418
Depreciation, amortization and accretion	122,344	—		122,344

	285,696	—		285,696

Operating income	7,852	—		7,852

Other income (expense):
Interest and other income (expense)	(26,376)	—		(26,376)
Interest expense and amortization of deferred financing costs	(113,890)	31,850	(b)	(82,040)

Income (loss) from continuing operations before income taxes and minority interests	(132,414)	31,850		(100,564)

Provision for income taxes	(337)	—		(337)
Minority interests	(2,809)	—		(2,809)

Income (loss) from continuing operations	$(135,560)	$31,850		$(103,710)

Per common share – basic and diluted:
Loss from continuing operations	$(0.70)			$(0.56	)(c)

Common shares outstanding – basic and diluted (in thousands)	220,574			220,574

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

INFORMATION

(In thousands of dollars, except per share amounts)

(a)	Reflects the historical results of operations of CCUK for the period indicated.
(b)	Reflects:
(1)	decrease in interest expense as a result of the required repayment of the 2000 Credit Facility of $37,350 for the year ended December 31, 2003 and $30,179 for the six months ended June 30, 2004; and
(2)	the elimination of amortization of deferred financing costs related to the 2000 Credit Facility of $2,839 for the year ended December 31, 2003 and $1,671 for the six months ended June 30, 2004.
(c)	A reconciliation of the numerators and denominators of the pro forma basic and diluted per share computations is as follows:

	Year Ended December 31, 2003	Six Months Ended June 30, 2004
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$(103,710)
Dividends on preferred stock	(54,294)	(19,028)
Gains on purchases of preferred stock	349	—

Pro forma loss from continuing operations before cumulative effect of change in accounting principle applicable to common stock for basic and diluted computations	$(422,028)	$(122,738)

Weighted-average number of common shares outstanding during the period for basic and diluted computations (in thousands)	216,947	220,574

Per common share – basic and diluted:
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(1.95)	$(0.56)

The following tables summarize the unaudited pro forma results of operations information for the Restricted Group under our high yield debt instruments. Such information is not intended as an alternative measure of the operating results as would be determined in accordance with generally accepted accounting principles.

	Year Ended December 31, 2003
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net revenues:
Site rental	$476,154	$(103,258)	$372,896
Network services and other	72,316	(13,263)	59,053

Total net revenues	548,470	(116,521)	431,949

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	163,175	(37,525)	125,650
Network services and other	46,746	(7,020)	39,726
General and administrative	87,061	(11,815)	75,246
Corporate development	5,564	—	5,564
Restructuring charges	1,291	289	1,580
Asset write-down charges	14,317	(4,510)	9,807
Non-cash general and administrative compensation charges	13,986	(1,352)	12,634
Depreciation, amortization and accretion	244,450	(42,570)	201,880

	576,590	(104,503)	472,087

Operating income (loss)	(28,120)	(12,018)	(40,138)

Other income (expense):
Interest and other income (expense)	(118,459)	7,812	(110,647)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(218,645)	14,933	(203,712)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(365,224)	10,727	(354,497)

Provision for income taxes	(465)	—	(465)
Minority interests	(2,394)	5,857	3,463

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$16,584	$(351,499)

	Six Months Ended June 30, 2004
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net revenues:
Site rental	$260,332	$(55,786)	$204,546
Network services and other	33,216	(3,928)	29,288

Total net revenues	293,548	(59,714)	233,834

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	82,778	(18,790)	63,988
Network services and other	23,268	(3,611)	19,657
General and administrative	44,295	(5,595)	38,700
Corporate development	810	—	810
Restructuring charges (credits)	(33)	—	(33)
Asset write-down charges	3,816	(1,044)	2,772
Non-cash general and administrative compensation charges	8,418	(807)	7,611
Depreciation, amortization and accretion	122,344	(21,054)	101,290

	285,696	(50,901)	234,795

Operating income (loss)	7,852	(8,813)	(961)

Other income (expense):
Interest and other income (expense)	(26,376)	2,025	(24,351)
Interest expense and amortization of deferred financing costs	(82,040)	5,140	(76,900)

Income (loss) from continuing operations before income taxes and minority interests	(100,564)	(1,648)	(102,212)

Provision for income taxes	(337)	—	(337)
Minority interests	(2,809)	4,684	1,875

Income (loss) from continuing operations	$(103,710)	$3,036	$(100,674)

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

AS OF JUNE 30, 2004

(In thousands of dollars)

	Historical	Adjustments for CCUK Sale		Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$232,503	$2,027,500	(a)	$(1,275,385	)(f)	$984,618
Receivables, net	35,652	—		—		35,652
Inventories	9,308	—		—		9,308
Prepaid expenses and other current assets	30,714	—		—		30,714
Assets of discontinued operations	2,020,628	(2,020,628	)(b)	—		—

Total current assets	2,328,805	6,872		(1,275,385)		1,060,292
Property and equipment, net	3,622,355	—		—		3,622,355
Goodwill	267,071	—		—		267,071
Deferred financing costs and other assets, net	151,975	—		(13,828	)(g)	138,147

	$6,370,206	$6,872		$(1,289,213)		$5,087,865

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$9,060	$—		$—		$9,060
Accrued interest	43,705	—		—		43,705
Accrued compensation and related benefits	10,392	—		—		10,392
Deferred rental revenues and other accrued liabilities	97,043	12,000	(c)	—		109,043
Liabilities of discontinued operations	355,072	(355,072	)(d)	—		—
Long-term debt, current maturities	1,275,385	—		(1,275,385	)(f)	—

Total current liabilities	1,790,657	(343,072)		(1,275,385)		172,200
Long-term debt, less current maturities	1,898,752	—		—		1,898,752
Other liabilities	52,803	—		—		52,803

Total liabilities	3,742,212	(343,072)		(1,275,385)		2,123,755

Minority interests	207,700	—		—		207,700
Redeemable preferred stock	507,371	—		—		507,371
Stockholders’ equity	1,912,923	349,944	(e)	(13,828	)(g)	2,249,039

	$6,370,206	$6,872		$(1,289,213)		$5,087,865

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands of dollars)

(a)	Reflects the following adjustments to cash and cash equivalents:
	(1) Increase resulting from the proceeds of the sale of CCUK	$2,035,000
	(2) Decrease resulting from the payment of fees related to the sale of CCUK	(7,500)

	Total adjustments to cash and cash equivalents	$2,027,500

(b)	Reflects the decrease in assets resulting from the sale of CCUK.
(c)	Reflects the increase resulting from the estimated alternative minimum tax liability related to the gain on sale of CCUK.

(d)	Reflects the decrease in liabilities resulting from the sale of CCUK.

(e)	Reflects the following adjustments to stockholders’ equity:
	(1) Increase resulting from estimated gain on sale of CCUK, net of tax	$581,285
	(2) Increase resulting from minimum pension liability adjustment related to CCUK’s liabilities which is removed from accumulated other comprehensive income (loss) upon sale of CCUK	11,573
	(3) Decrease resulting from foreign currency translation adjustments related to CCUK’s assets and liabilities which are removed from accumulated other comprehensive income (loss) upon sale of CCUK	(242,914)

	Total adjustments to stockholders’ equity	$349,944

(f)	Reflects the decrease resulting from the required repayment of the 2000 Credit Facility.

(g)	Reflects the write-off of deferred financing costs related to the 2000 Credit Facility.

The following table summarizes the adjustments for the CCUK sale, with increases to liabilities and stockholders’ equity balances shown as negative amounts:

	Adjustment Reference
	(a)(1), (e)(1)	(a)(2), (e)(1)	(b), (e)(1)	(c), (e)(1)	(d), (e)(1)	(e)(1), (e)(2)	(e)(1), (e)(3)	Total
Cash and cash equivalents	$2,035,000	$(7,500)	$—	$—	$—	$—	$—	$2,027,500
Assets of discontinued operations	—	—	(2,020,628)	—	—	—	—	(2,020,628)
Deferred rental revenues and other accrued liabilities	—	—	—	(12,000)	—	—	—	(12,000)
Liabilities of discontinued operations	—	—	—	—	355,072	—	—	355,072
Stockholders’ equity:
Accumulated other comprehensive income (loss)	—	—	—	—	—	(11,573)	242,914	231,341
Accumulated deficit	(2,035,000)	7,500	2,020,628	12,000	(355,072)	11,573	(242,914)	(581,285)

	$—	$—	$—	$—	$—	$—	$—	$—

The following table summarizes the adjustments for the required repayment of the 2000 Credit Facility, with increases to liabilities and stockholders’ equity balances shown as negative amounts:

Adjustment Reference
(f), (g)
Cash and cash equivalents	$(1,275,385)
Deferred financing costs and other assets, net	(13,828)
Long-term debt, current maturities	1,275,385
Stockholders’ equity:
Accumulated deficit	13,828

$—

The following table summarizes the unaudited pro forma balance sheet information for the Restricted Group under our high yield debt instruments. Such information is not intended as an alternative measure of financial position as would be determined in accordance with generally accepted accounting principles.

	As of June 30, 2004
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Assets:
Cash and cash equivalents	$984,618	$(90,543)	$894,075
Other current assets	75,674	(8,114)	67,560
Property and equipment, net	3,622,355	(685,064)	2,937,291
Investments in Unrestricted Subsidiaries	—	512,216	512,216
Goodwill	267,071	(55,377)	211,694
Deferred financing costs and other assets, net	138,147	(41,471)	96,676

	$5,087,865	$(368,353)	$4,719,512

Liabilities and Stockholders’ Equity:
Current liabilities	$172,200	$(18,770)	$153,430
Long-term debt, less current maturities	1,898,752	(180,000)	1,718,752
Other liabilities	52,803	(5,221)	47,582
Minority interests	207,700	(164,362)	43,338
Redeemable preferred stock	507,371	—	507,371
Stockholders’ equity	2,249,039	—	2,249,039

	$5,087,865	$(368,353)	$4,719,512